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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(B) OR (G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                          ROEBLING FINANCIAL CORP, INC.
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             (Exact name of registrant as specified in its charter)


               NEW JERSEY                                 55-0873295
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          (State of incorporation                      (I.R.S. Employer
              or organization)                        Identification No.)


ROUTE 130 SOUTH & DELAWARE AVENUE, ROEBLING, NEW JERSEY               08554
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           (Address of Principal Executive Offices)                (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

  Title of each class                       Name of each exchange on which
   to be so registered                      each class is to be registered
  --------------------                      ------------------------------
       NONE                                              N/A

If this form relates to the  registration  of a class of securities  pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box.|_|

If this form relates to the  registration  of a class of securities  pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box.|X|

Securities  Act  registration  statement file number to which this form relates:
333-116312
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Securities to be registered pursuant to Section 12(g) of the Act:

                     COMMON STOCK, PAR VALUE $0.10 PER SHARE
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                                (Title of class)

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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT
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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

         The information set forth under the captions "Description of Capital Stock" and "Restrictions on Acquisitions of Roebling Financial Corp, Inc." in the Prospectus filed with the Securities and Exchange Commission pursuant to Rule 424(b)(3) on August 19, 2004 (File No. 333-116312), is incorporated by reference in response to this Item 1.


ITEM 2.  EXHIBITS

3.1      Certificate of Incorporation of Roebling Financial Corp, Inc.*

3.2      Bylaws of Roebling Financial Corp, Inc.*

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*    Incorporated   herein  by  reference  to  Exhibits  3(i)   (Certificate  of
     Incorporation) and 3(ii) (Bylaws) to the Registration Statement on Form SB-2 of Roebling Financial Corp, Inc. (Registration No. 333-116312), as originally filed with the Securities and Exchange Commission on June 9, 2004.

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                                    SIGNATURE


         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                    ROEBLING FINANCIAL CORP, INC.




Date: September 30, 2004            By: /s/ Frank J. Travea, III
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                                        Frank J. Travea, III
                                        President and Chief Executive Officer